                                                                   Exhibit 10.29

                               AMENDMENT OF LEASE

      Amendment of Lease ("Agreement") made as of this 17 day of May 1996, between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation having its principal place of business at One Madison Avenue, New York, New York 10010 ("Landlord") and CS FIRST BOSTON CORPORATION, a Massachusetts corporation, having an office at 55 East 52nd Street, New York, New York 10055 ("Tenant").

                              W I T N E S S E T H:

      WHEREAS, Landlord and Tenant heretofore entered into a certain written lease dated July 28, 1995 (the "Lease") wherein and whereby Landlord leased to Tenant and Tenant hired from Landlord those certain premises (the "demised premises") more particularly described in the Lease and as shown on the plans annexed to the Lease as "Exhibit A" thereto in the building known as 11 Madison Avenue, in the Borough of Manhattan, City, County and State of New York (the "Building");

      WHEREAS, Landlord and Tenant wish to modify the Lease, subject to the terms and conditions hereinafter set forth, to, inter alia, (i) add the 21st floor of the Building (sometimes, hereinafter, the "Additional Space"), as shown hatched on Exhibit AA attached hereto and made a part hereof, to the "Tower Space" (as such term is defined in the Lease) portion of the demised premises and (ii) to amend the Lease in the other respects hereinafter set forth; and

      WHEREAS, the Lease is in full force and effect.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto by these presents do covenant and agree as follows:

      1. All terms used herein without definition are used herein with the meanings assigned to such terms in the Lease, unless the context otherwise requires.

      2. Effective as of the date hereof and through and including the end of the term of the Lease with respect to the Tower Space [to wit: presently the end of the tenth (10th) "Lease Year", for convenience herein, the "Tower Space Termination Date"], there shall be added to the Tower Space portion of the demised premises, the Additional Space, to wit: the entire 21st floor of the Building as shown on Exhibit AA hereto and from and after the date hereof, Exhibit A of the Lease shall be deemed to include Exhibit AA. In order to accomplish the addition of the Additional Space to the demised premises, Landlord does hereby lease to Tenant and Tenant does hereby hire from Landlord Additional Space for the period to commence on the date hereof and to end on the Tower Space Termination Date or on such earlier date or later date upon which said terms may expire pursuant to any of the conditions, covenants, provisions, terms, and agreements of the Lease, as modified by this Agreement. It is the intention and agreement of the parties hereto that, by reason of such addition of the Additional Space to the demised premises, the demised premises shall be those covered by the Lease, as modified by this Agreement, from and after the date hereof. The Additional Space shall be subject to all of the terms, covenants, conditions, provisions and agreements of the Lease.

      3. Effective the date hereof, the figure "three hundred thirty-two thousand four hundred twenty-four (332,424)" in item (ii) on the first page of the Lease, indicating the rentable square feet of Tower Space, is deleted and the figure "three hundred eighty-nine thousand three hundred forty-four (389,344)" is substituted in its place and stead.

      4.A. Effective the "Rent Commencement Date", as defined in the Lease, and for the remainder of the term of the Lease, Tenant shall pay, in addition to the annual rental rate specified in the Lease on page 3 in Paragraph (B) for the Tower Space portion of the demised premises exclusive of the Additional Space, the amount of One Million Two Hundred Ninety-four Thousand Nine Hundred Thirty ($1,294,930.00) Dollars for each of Lease Years 1 through 5 and One Million Four Hundred Sixty-five Thousand Six Hundred Ninety ($1,465,690.00) Dollars for Lease Years 6 through 10 as part of the basic annual rent.

      B. The additional rental for the Additional Space shall be paid by Tenant to Landlord at the times and in the manner specified in the Lease.

      C. Tenant hereby covenants and agrees that said Additional Space shall be used solely for the purposes set forth in the Lease, and for no other purpose.

      5. Effective the date hereof, (i) the figure "forty-nine and seventy-two one hundredths percent (49.72%)" appearing in item (c) of Section 28.01. of the Lease, representing "Tenant's Proportionate Share" for "Taxes" is deleted and the figure "fifty-two and thirty-three hundredths percent (52.33%)" is substituted in its place and stead and (ii) the figure "fifty-one and eleven one hundredths percent (51.11%)" appearing in item (d) of Section
29.01. of the Lease, representing "Tenant's Operating Proportionate Share" is deleted and the figure "fifty-three and seventy-nine one hundredths percent (53.79%)" is substituted in its place and stead.

      6. Schedule H-2 (Access Dates, Substantial Completion Dates and Milestone Dates) is hereby modified as follows: the Access Date for the Additional Space is the date hereof, and the Substantial Completion Date and Milestone Date for the Additional Space are the same dates respectively that apply to the remaining floors in the Tower Space.

      7. Landlord and Tenant represent and warrant to each other that each has not dealt with any real estate agents or brokers in connection with this Agreement other than Cushman & Wakefield, Inc. ("C&W") whose compensation, commissions and fees, if any, Landlord agrees to pay and Edward S. Gordon Company, Inc. ("ESG") whose compensation, commissions and fees, if any, Tenant agrees to pay. Landlord and Tenant each further represent and warrant to each other that this Agreement was not brought about or procured through the use, negotiation and/or instrumentality of any other agent or broker and each covenant and agree to pay, indemnify and hold the other harmless from and against any and all claims for fees, commissions and other compensation made by any agent or agents and/or any broker or brokers, other than C&W (with respect to Landlord) and ESG (with respect to Tenant), based on any dealings between Landlord or Tenant, as the case may be, and any agent or agents and/or broker or brokers, together with all costs and expenses incurred by the indemnified party in resisting such claims (including, without limitation, reasonable attorneys' fees). The obligations of Landlord and Tenant under this Paragraph 7 shall survive the expiration or termination of the Lease.

      8. Except as modified by this Agreement, the Lease and all the terms, covenants, conditions, provisions, and agreements thereof are hereby in all respects ratified, confirmed, and approved.

      9. The Lease, the agreements executed contemporaneously therewith, this Agreement, any agreements executed contemporaneously herewith and any documents or agreements executed pursuant thereto or which have heretofore been executed and which amend or supplement the Lease contain the entire understanding between the parties. No other representations, warranties, covenants or agreements have been made.

      10. This Agreement may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

      11. This Agreement shall be binding upon, and inure to the benefit of the parties hereto, their respective legal representatives, successors and, except as otherwise provided in the Lease as modified by this Agreement, their respective assigns.

      12. The submission of this Agreement to Tenant shall not be construed as an offer, nor shall Tenant have any rights with respect hereto, unless and until Landlord shall execute a copy of this Agreement and deliver the same to Tenant.

      IN WITNESS WHEREOF, the parties hereto have respectively executed this Agreement as of the day and year first above written.

                               Landlord:

                               METROPOLITAN LIFE INSURANCE COMPANY


                               By:  /s/ D.A. Prezzana
                                    ------------------------------

                               Tenant:  Dominick A. Prezzana, SVP


                               CS FIRST BOSTON CORPORATION


                               By:  /s/ Luther L. Terry, Jr.
                                    ------------------------------

                                [GRAPHIC OMITTED]


                                                                      EXHIBIT AA

                      METROPOLITAN LIFE INSURANCE COMPANY
                               ONE MADISON AVENUE
                            NEW YORK, NEW YORK 10010

May 17, 1996

CS First Boston Corporation
55 East 52nd Street
New York, New York 10055

Reference: Federal Rehabilitation Tax Credits

Dear Sirs:

Reference is made to the Agreement of Lease dated July 28, 1995 (the "Lease") by and between Metropolitan Life Insurance Company ("MetLife") as Landlord and CS First Boston Corporation ("CSFB") as Tenant. Pursuant to the Lease, MetLife leased to CSFB and CSFB let from MetLife various portions (the "demised premises") of 11 Madison Avenue in New York City (the "Building"), as described therein. CSFB now wishes to add an additional portion of the Building (to wit: the 21st floor) to the demised premises and by separate instrument even date herewith (the "Lease Amendment"), MetLife and CSFB have amended the Lease to, inter alia, add such additional space to the demised premises.

Simultaneously with the execution of the Lease, CSFB and MetLife executed a letter even date therewith, known as the "Cates Letter", which addressed certain issues related to the Lease. As a result of the Lease Amendment, various figures set forth in the Cates Letter now need to be modified. Accordingly, the Cates Letter is deemed modified and amended in the following respects:

            (i) In Paragraph 3, the Estimated Special Additional Rent figure of $365,833 is deleted and the figure $389,000 is substituted in its place and stead;

            (ii) In Paragraph 7, (a) in the two (2) instances where the figure $35,820,200 appears, that figure is deleted and the figure $37,302,000 is substituted in its place and stead and (b) the Assumed Work expenditure figure of $136,601,000 is deleted and the figure $144,009,000 is substituted in its place and stead and (c) the figure of $27,320,200 representing the estimated amount Shared RTC generated by the latter expenditure is deleted and the figure $28,802,000 is substituted in its place and stead;

            (iii) In Paragraph 8, the Additional Work Amount figure of
                  $107,368,603 is deleted and the figure $114,776,603 is
                  substituted in its place and stead;

            (iv) In Paragraph 9, (a) the Additional Base Tenant Work figure of $58,668,810 is deleted and the figure $62,084,000 is substituted in its place and stead and (b) the Additional Tenant Work figure of $47,932,189 is deleted and the figure $51,925,000 is substituted in its place and stead;

            (v) In Paragraph 11, (a) in the three (3) instances in Section a thereof where the figure $58,668,810 appears, that figure is deleted and the figure $62,084,000 is substituted in its place and stead and (b) in Section c thereof, the figure $100,780,800 is deleted and the figure $106,707,000 is substituted in its place and stead and in the three (3) instances where the figure $35,820,200 appears, that figure is deleted and the figure $37,302,000 is substituted in its place and stead and the figure' $136,601,000 is deleted and the figure $144,009,000 is substituted in its place and stead; and

            (vi) In Exhibit A, Clause e thereof, the Estimated Special Additional Rent figure of $365,833 is deleted and the figure $389,000 is substituted in its place and stead.

Except as modified by this letter, the Cates Letter and all of the terms, covenants, conditions, provisions and agreements thereof are hereby in all respects ratified, confirmed and approved.

                               Very truly yours,

                               METROPOLITAN LIFE INSURANCE COMPANY


                              By: /s/ D.A. Prezzana
                                  ----------------------------------
                                  Dominick A. Prezzana, SVP

Agreed to and accepted,
this ___ day of __________,
1996.

CS First Boston Corporation


By: /s/ Luther L. Terry, Jr.
    ---------------------------
    (Authorized Signature)

                        MEMORANDUM OF AMENDMENT OF LEASE

      MEMORANDUM OF AMENDMENT OF LEASE (this "Memorandum'), dated as of May 17, 1996. between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation having an office at One Madison Avenue New York, New York 10010 ("Landlord"), and CS FIRST BOSTON CORPORATION, a Massachusetts corporation, having an office at 55 East 52nd Street, New York, New York 10055-0186 ("Tenant").

                              W I T N E S S E T H:

      1. Landlord and Tenant entered into a Lease, dated as of July 28, 1995 (the "Lease"), and executed a Memorandum of Lease on an even date therewith, which memorandum was recorded in the Office of the Register of the City of New York, on August 3, 1995, Reel 2230 Page 450.

      2. Landlord and Tenant have executed an Amendment of Lease dated May ___, 1996 (the "Lease Amendment"), amending the Lease (the Lease and the Lease Amendment collectively, the "Amended Lease").

      3. The name and address of Landlord are as follows:

                   METROPOLITAN LIFE INSURANCE COMPANY
                   One Madison Avenue
                   New York, New York 10010

      4. The name and address of Tenant are as follows:

                   CS FIRST BOSTON CORPORATION
                   55 East 52nd Street
                   New York, New York 10055-0186

      5. The Premises is described on Exhibit A attached hereto and made a part hereof.

      This Memorandum is subject to all of the terms, conditions and provisions of the Amended Lease provided that if the terms, conditions and provisions of the Amended Lease conflict with this Memorandum, the terms, conditions and provisions of the Amended Lease shall control. This Memorandum is intended to be only a Memorandum of the Lease Amendment and reference to the Amended Lease is hereby made for all of the terms, conditions and covenants of the parties. This instrument shall not be construed to modify, change, vary or interpret the Amended Lease or any of the terms, conditions or covenants thereof.

      IN WITNESS WHEREOF. Landlord and Tenant have duly executed this Memorandum on the date hereinabove first set forth.

                                           METROPOLITAN LIFE INSURANCE
                                             COMPANY, Landlord


                                           By:  /s/ D.A. Prezzana
                                                ------------------------------
                                                Name:  Dominick A. Prezzana
                                                Title: Senior Vice President


                                           CS FIRST BOSTON CORPORATION, Tenant


                                           By:  /s/ Luther L. Terry, Jr.
                                                ------------------------------
                                                Name:  Luther L. Terry, Jr.
                                                Title: Designated Signatory

State of New York )
                  ) ss.
County of New York)

      On May 17, 1996, before me, the undersigned, a Notary Public in and for said State, personally appeared Dominick Prezzana, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as a SR. VP, of Metropolitan Life Insurance Company, the corporation that executed the within instrument, and acknowledged to me that such corporation executed the within instrument pursuant to its by-laws or a resolution of its board of directors.

                                          WITNESS my hand and official seal.


                                          /s/ Audrey Fishbein
                                          -------------------
                                             Notary Public

                                          Audrey Fishbein
                                          Notary Public, State of New York
                                          No. 24-4956221
                                          Qualified in Kings County
                                          Certificate filed in New York County
                                          Commission Expires September 11, 1997

State of New York )
                  ) ss.
County of New York)

      On May 10, 1996, before me, the undersigned, a Notary Public in and for said State, personally appeared Luther L. Terry. Jr., personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as the Designated Signatory of CS First Boston Corporation, the corporation that executed the within instrument, and acknowledged to me that such corporation executed the within instrument pursuant to its by-laws or a resolution of its board of directors.

                                          WITNESS my hand and official seal.


                                          /s/ Laura Finamore
                                          -------------------
                                             Notary Public

                                          LAURA FINAMORE
                                          Notary Public, State of New York
                                          No. 41-5038983
                                          Qualified in Queens County
                                          Commission Expires Feb. 13, 1997

                                   EXHIBIT A

                            Description of Premises

      The following portion of the condominium building known as 11 Madison Avenue in the borough of Manhattan, City and State of New York (the "Building") which is subject to a Declaration of Condominium (the "Declaration"), dated December 13, 1995 and recorded December 26, 1995 in the Office of the Register of the City of New York, County of New York, at Reel 2275, Page 809:

  ==============================================================================
     Floor (or Portion of Floor)        Unit No.       Tax Block        Tax Lot
  ------------------------------------------------------------------------------
  A portion of the lobby as set forth    1-0-1 and        854          1008 and
  on Exhibit A (attached to the Lease)   1-0-2                         1009
  ------------------------------------------------------------------------------
  Entire rentable area on 2nd Floor      2-0-1            854            1010
  ------------------------------------------------------------------------------
  Entire rentable area on 3rd Floor      3-0-1            854            1011
  ------------------------------------------------------------------------------
  Entire rentable area on 4th Floor      4-0-1            854            1012
  ------------------------------------------------------------------------------
  Entire rentable area on 5th Floor      5-0-1            854            1013
  ------------------------------------------------------------------------------
  Entire rentable area on 6th Floor      6-0-1            854            1014
  ------------------------------------------------------------------------------
  Entire rentable area on 7th Floor      7-0-1            854            1015
  ------------------------------------------------------------------------------
  Entire rentable area on 21st Floor    21-0-1            854            1029
  ------------------------------------------------------------------------------
  Entire rentable area on 22nd Floor    22-0-1            854            1030
  ------------------------------------------------------------------------------
  Entire rentable area on 23rd Floor    23-0-1            854            1031
  ------------------------------------------------------------------------------
  Entire rentable area on 24th Floor    24-0-1            854            1032
  ------------------------------------------------------------------------------
  Entire rentable area on 25th Floor    25-0-1            854            1033
  ------------------------------------------------------------------------------
  Entire rentable area on 26th Floor    26-0-1            854            1034
  ------------------------------------------------------------------------------
  Entire rentable area on 27th Floor    27-0-1            854            1035
  ------------------------------------------------------------------------------
  Entire rentable area on 28th Floor    28-0-1            854            1036
  ------------------------------------------------------------------------------
  Entire rentable area of               B1-0-1            854            1002
  Concourse Level B-I
  ------------------------------------------------------------------------------
  A portion of Concourse Level B-2      B2-0-1            854            1001
  set forth on Exhibit A (attached
  to the Lease)
  ==============================================================================

================================================================================
   Floor (or Portion of Floor)        Unit No.       Tax Block       Tax Lot
--------------------------------------------------------------------------------
A portion of Concourse Level B-3   Limited        not applicable  not applicable
and B-4 as set forth on Exhibit A  Common
(attached to the Lease)            Element (as
                                   defined in the
                                   Declaration)
--------------------------------------------------------------------------------
A portion of the 29th Floor as     Limited        not applicable  not applicable
set forth on Exhibit A (attached   Common
to the Lease)                      Element (as
                                   defined in the
                                   Declaration
--------------------------------------------------------------------------------
A portion of the roof of the      Common          not applicable  not applicable
Building as set forth on Exhibit  Exterior Space
A-2 (attached to the Lease)       (as defined in
                                  the Declaration)
================================================================================

      Together with the interest appurtenant to the above units in the Common Elements (as defined in the Declaration).

      Together with such additional space as Tenant may, pursuant to the terms and conditions of the Lease, hereafter lease at the Building.

      All of the foregoing formerly known and designated as Tax Lot 1 in Block 854.

                          CS First Boston Corporation
                              55 East 52nd Street
                         New York, New York 10055-0186

                                                                    May 17, 1996

Metropolitan Life Insurance Company
One Madison Avenue
New York, New York 10010-3690

            Termination of Short Term Lease Agreement for 21st Floor

Gentlemen:

      Reference is made to (i) the Amendment of Lease, dated as of the date hereof, amending the Lease (the "Lease"), dated as of July 28, 1995, between CS First Boston Corporation ("CS First Boston") and Metropolitan Life Insurance Company ("MetLife"), inter alia, adding the twenty-first floor to the Demised Premises (as defined in the Lease) and (ii) the Short Term Lease Agreement, dated as of March 27, 1996, between CS First Boston and MetLife (the "Short Term Lease") regarding the twenty-first floor of the Demised Premises.

      We hereby agree that the Short Term Lease is terminated as of the date hereof.

                                           CS First Boston Corporation


                                           By: /s/ Luther L. Terry, Jr.
                                               ---------------------------
                                               Name:  Luther L. Terry, Jr.
                                               Title: Designated Signatory

AGREED TO:

Metropolitan Life Insurance Company


By: /s/ D.A. Prezzana
    ----------------------
    Name:   Dominick A. Prezzana
    Title:  Senior Vice President

                          CS First Boston Corporation
                              55 East 52nd Street
                         New York, New York 10055-0186

                                                                    May 17, 1996

Metropolitan Life Insurance Company
One Madison Avenue
New York, New York 10010-3690

         Construction Agreement and Construction Coordination Agreement

Gentlemen:

      Reference is made to (i) the Amendment of Lease, dated as of the date hereof, amending the Lease (the "Lease"), dated as of July 28, 1995, between CS First Boston Corporation ("CS First Boston") and Metropolitan Life Insurance Company ("MetLife"), inter alia, adding the twenty-first floor to the Demised Premises (as defined in the Lease); (ii) the Construction Agreement, dated as of July 28, 1995, between CS First Boston and MetLife (the "Construction Agreement") and (iii) the Construction Coordination Agreement, dated as of July 28, 1995. between CS First Boston and MetLife (the "Construction Coordination Agreement").

      We hereby confirm that the terms of the Construction Agreement and the Construction Coordination Agreement shall apply, mutatis mutandis, to the twenty-first floor of the Demised Premises, and that Section 3(A) of the Construction Agreement is hereby modified and amended as follows: The words One Hundred Fourteen Million Nine Thousand Dollars ($114,009,000) are substituted for the words One Hundred Six Million Six Hundred One Thousand Dollars ($106,601,000) which are deleted.

                                           CS First Boston Corporation


                                           By: /s/ Luther L. Terry, Jr.
                                               -------------------------
                                               Name:  Luther L. Terry, Jr.
                                               Title: Designated Signatory

AGREED TO:

Metropolitan Life Insurance Company


By: /s/ D.A. Prezzana
    ----------------------
    Name:  Dominick A. Prezzana
    Title: Senior Vice President

[ILLEGIBLE] to Cates Letter

                              12-Feb-97

Current Funding Requirements per Cates Letter

Additional Base Tenant Work                         58,668,810
Special Base Building Upgrade Work                   30,00,000
Special Additional Tenant Work                      47,932,190
                                                  ------------
Total Funding - MetLife                           $136,601,000

Estimated RTC                                       35,820,200
                                                  ------------

Estimated Net Funding from MetLife                $100,780,800
                                                  ------------

Breakdown of Current and Additional Funding Requirements

                                                   Est. Net
                                                     Funded           Estimated          Total
                                                     by Met              RTC            Funding
                                                  ------------       -----------     ------------
Additional Base Tenant Work                         58,668,810        14,667,203       73,336,013
Special Base Building Upgrade Work                  30,000,000         7,500,000       37,500,000
Special Additional Tenant Work (net of RTC)         12,111,990         3,027,998       15,139,988
Estimated Base Building RTC                                            8,500,000        8,500,000
RTC on Estimated Base Building RTC                                     2,125,000        2,125,000
                                                  ------------       -----------     ------------

Totals - Existing Cates Letter                    $100,780,800       $35,820,200     $136,601,000

Additional Funding 2lst Floor
Additional Base Tenant Work - 21st floor             3,415,200           853,800        4,269,000
Special Additional Tenant Work (Net of RTC)          2,511,208           627,802        3,139,010
                                                  ------------       -----------     ------------
Total Additional Funding - 21st Floor                5,926,408         1,481,602        7,408,010
                                                  ------------       -----------     ------------
Revised Totals - Cates Letter                     $106,707,208       $37,301,802     $144,009,010
                                                  ------------       -----------     ------------


Determination of Other Revised Amounts

Current Additional Base Tenant Work                 58,668,810
Additional Base Tenant Work - 21st floor             3,415,200
                                                   -----------
Revised Additional Base Tenant Work                 62,084,010
                                                   -----------

Current Shared RTC from Assumed Work
(Total RTC less Base Building RTC)                  27,320,200
Additional Shared RTC - 21st Floor                   1,481,602
                                                   -----------
Revised Shared RTC from Assumed Work                28,801,802
                                                   -----------

Current Special Additional Tenant Work              47,932,190
Add'l Special Add'l Tenant Work - 21st Floor         3,992,810
                                                   -----------
Revised Special Add'l Tenant Work                   51,925,000
                                                   -----------

Current Additional Work Amount - Cates Letter      107,368,603
Additional Work Amount - 21st Floor                  7,408,010
                                                   -----------
Revised Additional Work Amount                     114,776,613
                                                   -----------

Calculation of Increase In Estimated Special Additional Rent

Additional Tenant Work (Net of RTC)                  2,511,208
Special Work Adjustment                                128,884
                                                     ---------
                                                     2,640,092
Increase in Estimated Special Additional Rent
 @ 8.75% (per example)                                  23,162

Current Estimated Special Add'l Rent                   365,883
                                                   -----------

Revised Estimated Special Additional Rent             $389,045
                                                   -----------